Subsequent events	9 Months Ended
Sep. 30, 2023
Subsequent events
Subsequent events

17. Subsequent events

In October 2023, the first participant was dosed in the Phase 2 part of the ongoing Phase 1/2 study in seasonal influenza, following selection of a promising modified mRNA vaccine candidate. The potentially differentiated, multivalent candidate encodes antigens matched to all WHO-recommended flu strains. It was selected from the Phase 1 part of the study that compared a comprehensive series of multivalent, modified mRNA seasonal flu vaccine candidates with up to eight separate mRNA constructs per candidate. The use of customizable and rapidly produced mRNAs to address influenza could enable faster development and delivery of potentially improved vaccine candidates, featuring even short-term strain updates for the approaching influenza season. This event triggered a further development milestone and CureVac has invoiced an amount of EUR 15,000k to GSK.